                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]


Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section240.14a-12


                    TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

                  (Name of Registrant As Specified in its Charter)



Payment of Filing Fee (Check the appropriate box):

[x] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

[Thompson, Siegel & Walmsley, Inc. INVESTMENT COUNSEL LOGO]

[CLAYMORE LOGO]

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2005

     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares"), of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") that the annual meeting of shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Wednesday, August 17, 2005, at 11:30 a.m. (Central time). The Annual Meeting is being held for the following purposes:

     1.   To elect Trustees in the following manner:

          (a) to elect two Trustees as Class I Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2008 annual meeting of shareholders or until a successor shall have been elected and qualified;

          (b) to elect one Trustee as Class I Trustee by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2008 annual meeting of shareholders or until a successor shall have been elected and qualified;

          (c) to elect two Trustees as Class III Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2007 annual meeting of shareholders or until a successor shall have been elected and qualified.

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

     The Board has fixed the close of business on June 17, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.

                                    By order of the
                                    Board of Trustees

                                    /s/ Heidemarie Gregoriev

                                    Heidemarie Gregoriev, Secretary of the Fund

     Lisle, Illinois
     July 25, 2005

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY
CARD) TODAY.

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2005

     This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 866-882-0688.

     This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares"), of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Wednesday, August 17, 2005, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on August 17, 2005, at 11:30 a.m. (Central time). This Proxy Statement and the enclosed proxy card are first being sent to the Fund's shareholders on or about July 27, 2005.

     -    WHY IS A SHAREHOLDER MEETING BEING HELD?

          Because the Common Shares of the Fund are listed on the New York Stock Exchange (the "NYSE"), which requires the Fund to hold an annual meeting of shareholders.

     -    WHAT PROPOSAL WILL BE VOTED ON?

          Shareholders of the Fund are being asked to elect Trustees to the Board (the "Proposal") in the following manner:

               (a) to elect two trustees as Class I Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2008 annual meeting of shareholders or until a successor shall have been elected and qualified;

               (b) to elect one trustee as Class I Trustee by holders of Preferred Shares voting as a separate class, to serve until the Fund's 2008 annual meeting of shareholders or until a successor shall have been elected and qualified;

               (c) to elect two trustees as Class III Trustees by holders of Common Shares and Preferred Shares voting together as a single class, to serve until the Fund's 2007 annual meeting of shareholders or until a successor shall have been elected and qualified.

     -    WILL YOUR VOTE MAKE A DIFFERENCE?

          YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

     -    WHO IS ASKING FOR YOUR VOTE?

          The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Wednesday, August 17, 2005, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about July 27, 2005.

     -    HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?

          The Board recommends that you vote "for" the Proposal.

     -    WHO IS ELIGIBLE TO VOTE?

          Shareholders of record of the Fund at the close of business on June 17, 2005 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

     -    HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD DATE?

          At the close of business on June 17, 2005, the Fund had 15,407,000 Common Shares outstanding and 4,800 Preferred Shares outstanding.

THE PROPOSAL: TO ELECT TRUSTEES

     -    WHO ARE THE NOMINEES FOR TRUSTEE?

          The Trustees of the Fund are classified into three classes of
          Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

          CLASS I TRUSTEES
          -Mr. Randall Barnes+, Mr. Nicholas Dalmaso* and Mr. Robert M. Hamje are the Class I Trustees. They are standing for election at the Annual Meeting. It is currently anticipated that the Class I Trustees will next stand for election at the Fund's 2008 annual meeting of shareholders.

          CLASS II TRUSTEES
          -Mr. L. Kent Moore* and Mr. Ronald A. Nyberg are the Class II Trustees. It is currently anticipated that the Class II Trustees will stand for election at the Fund's 2006 annual meeting of shareholders.

          CLASS III TRUSTEES
          -Mr. Matthew Appelstein, Mr. Steven D. Cosler+ and Mr. Ronald E. Toupin, Jr. are the Class III Trustees. Mr. Appelstein and Mr. Cosler are standing for election at the Annual Meeting. It is currently anticipated that the Class III Trustees will stand for election at the Fund's 2007 annual meeting of shareholders.

----------
              * Designated as Trustees representing holders of the Fund's
                Preferred Shares.
              + Trustee nominee.

     As indicated above, shareholders are being asked to elect the following three Class I Trustees at the Annual Meeting: Mr. Randall C. Barnes, Mr. Nicholas Dalmaso and Mr. Robert M. Hamje and the following two Class III
Trustees: Mr. Matthew Appelstein and Mr. Steven D. Cosler. The holders of the Fund's Common Shares and the holders of the Fund's Preferred Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the election of Mr. Barnes and Mr. Hamje and each of the Class III Trustee nominees. The holders of the Fund's Preferred Shares will have equal voting rights (i.e. one vote per share) and will vote as a separate class with respect to the election of Mr. Dalmaso.

     Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. You are being asked to approve a Trustee selected by the Board to fill an existing vacancy and to elect additional Trustees at the Annual Meeting in order to fill two vacancies created by the Board. Each Class I Trustee will hold office for three years or until his successor shall have been elected and qualified. Each Class III Trustee elected at the Annual Meeting will hold office for a term concurrent with the class of Trustees for which he serves or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Trustees named above. Each Trustee nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Claymore Advisors, LLC ("Claymore" or the "Investment Adviser") or the Fund's investment manager, Thompson, Siegel & Walmsley, Inc. ("TS&W" or the "Investment Manager") and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees"). The Fund is part of a fund complex (referred to herein as the "Fund Complex") comprised of twelve closed-end funds, including the Fund. The business address of each Trustee and officer of the Fund is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEES AND TRUSTEE NOMINEES

                                                                                   NUMBER OF
                                         TERM OF                                  PORTFOLIOS
                                       OFFICE AND                                   IN FUND
                         POSITION(S)     LENGTH                                     COMPLEX
                             HELD        TIME OF        PRINCIPAL OCCUPATION       OVERSEEN         OTHER DIRECTORSHIPS
NAME AND AGE              WITH FUND      SERVED      DURING THE PAST FIVE YEARS   BY TRUSTEE          HELD BY TRUSTEE
-----------------------  -----------  -------------  ---------------------------  -----------  ----------------------------
INDEPENDENT TRUSTEES:

Randall C. Barnes(1)                                 Formerly, Senior Vice             3       None.
Age: 53                                              President Treasurer
                                                     (1993-1997), President,
                                                     Pizza Hut International
                                                     (1991-1993) and Senior
                                                     Vice President, Strategic
                                                     Planning and New Business
                                                     Development (1987-1990)
                                                     of PepsiCo, Inc.
                                                     (1987-1997).

Steven D. Cosler(1)                                  President, Chief                None      None.
Age: 50                                              Executive Officer and
                                                     Director (2002-present)
                                                     and formerly President
                                                     (2001-2002), Chief
                                                     Operating Officer (2000-
                                                     2002) and Executive Vice
                                                     President (2000-2001) of
                                                     Priority Healthcare
                                                     Corporation.

Robert M. Hamje(1)       Trustee      Trustee since  Formerly, Advisor to the          1       Trustee, Old Mutual Advisor
Age: 63                               2004(2)        Cleveland Foundation                      Funds.
                                                     Investment Committee.
                                                     Formerly, President and
                                                     Chief Investment Officer
                                                     of TRW Investment
                                                     Management Company
                                                     (1990-2003).

L. Kent Moore*           Trustee      Trustee since  Managing Director High            1       Trustee, Old Mutual Advisor
Age: 49                               2004(2)        Sierra Energy L.P.,                       Funds.
                                                     (2004-Present).
                                                     Formerly, Portfolio
                                                     Manager and Vice
                                                     President of Janus
                                                     Capital Corp. (2000-2002)
                                                     and Senior Analyst /
                                                     Portfolio Manager of
                                                     Marsico Capital
                                                     Management (1997-1999).

Ronald A. Nyberg         Trustee      Trustee since  Principal of Ronald A.           10       None.
Age: 51                               2004(2)        Nyberg, Ltd., a law firm
                                                     specializing in corporate
                                                     law, estate planning and
                                                     business transactions
                                                     (2000-present). Formerly,
                                                     Executive Vice President,
                                                     General Counsel and
                                                     Corporate Secretary of
                                                     Van Kampen Investments
                                                     (1982-1999). Director,
                                                     Juvenile Diabetes
                                                     Research Foundation,
                                                     Chicago Chapter, and
                                                     Edward Hospital
                                                     Foundation, Naperville,
                                                     IL. Trustee, North Park
                                                     University, Chicago.

                                                                                   NUMBER OF
                                         TERM OF                                  PORTFOLIOS
                                       OFFICE AND                                   IN FUND
                         POSITION(S)     LENGTH                                     COMPLEX
                             HELD        TIME OF        PRINCIPAL OCCUPATION       OVERSEEN         OTHER DIRECTORSHIPS
NAME AND AGE              WITH FUND      SERVED      DURING THE PAST FIVE YEARS   BY TRUSTEE          HELD BY TRUSTEE
-----------------------  -----------  -------------  ---------------------------  -----------  ----------------------------
Ronald E. Toupin, Jr.    Trustee      Trustee since  Formerly Vice President,          8       None.
Age: 47                               2004(2)        Manager and Portfolio
                                                     Manager of Nuveen Asset
                                                     Management (1998-1999),
                                                     Vice President of Nuveen
                                                     Investment Advisory
                                                     Corporation (1992-1999),
                                                     Vice President and
                                                     Manager of Nuveen Unit
                                                     Investment Trusts
                                                     (1991-1999), and
                                                     Assistant Vice President
                                                     and Portfolio Manager of
                                                     Nuveen Unit Trusts
                                                     (1988-1999), each of John
                                                     Nuveen & Company, Inc.
                                                     (asset manager)
                                                     (1982-1999).

INTERESTED TRUSTEES:

Matthew Appelstein+(1)   Trustee      Trustee since  CPA, CFA, Director of           None      Trustee, Old Mutual Advisor
Age: 44                               2005(2)        Investment Services, Old                  Funds.
                                                     Mutual Asset Management
                                                     (2003-present). Formerly,
                                                     Senior Vice President of
                                                     Consulting Relationship
                                                     and Director of
                                                     Investment Services,
                                                     Fidelity Management and
                                                     Trust Company
                                                     (1990-2003).

Nicholas Dalmaso+*(1)    Trustee,     Trustee since  Senior Managing Director         10       None.
Age: 40                  Chief        2004(2)        and General Counsel of
                         Legal                       Claymore Advisors, LLC
                         and                         and Claymore Securities,
                         Executive                   Inc. (2001-present).
                         Officer;                    Officer of certain funds
                         Chief                       in the Fund Complex.
                         Compliance                  Formerly, Assistant
                         Officer                     General Counsel, John
                                                     Nuveen and Company Inc.
                                                     (1999-2000). Formerly,
                                                     Vice President and
                                                     Associate General Counsel
                                                     of Van Kampen Investments,
                                                     Inc. (1992-1999).

----------
       + "Interested person" of the Fund as defined in the 1940 Act. Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates. Mr. Appelstein is an interested person of the Fund because he is an officer of an affiliate of the Investment Manager.

       * Designated as Trustee representing holders of the Fund's Preferred Shares.

     (1)  Nominee for election as Trustee at the Annual Meeting.

     (2) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

EXECUTIVE OFFICERS

     The following information relates to the executive officers of the Fund who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Investment Adviser, the Investment Manager or affiliates of the Investment Adviser or Investment Manager and may receive compensation in such capacities.

OFFICERS:

                                                                               PRINCIPAL OCCUPATION DURING
NAME AND AGE                               TITLE                                   THE PAST FIVE YEARS
----------------------------  -------------------------------  ------------------------------------------------------------
Steven M. Hill                Chief Financial Officer,         Senior Managing Director and Chief Financial Officer of
Age: 40                       Chief Accounting Officer and     Claymore Advisors, LLC and Claymore Securities, Inc.; Chief
                              Treasurer                        Financial Officer, Chief Accounting Officer and Treasurer of
                                                               certain funds in the Fund Complex. Previously, Treasurer of
                                                               Henderson Global Funds and Operations Manager for Henderson
                                                               Global Investors (NA) Inc. (2002-2003); Managing Director,
                                                               FrontPoint Partners LLC (2001-2002); Vice President, Nuveen
                                                               Investments (1999-2001); Chief Financial Officer, Skyline
                                                               Asset Management LP, (1999); Vice President, Van Kampen
                                                               Investments and Assistant Treasurer, Van Kampen mutual funds
                                                               (1989-1999).

Heidemarie Gregoriev          Secretary                        Vice President and Assistant General Counsel of Claymore
Age: 34                                                        Advisors, LLC and Claymore Securities, Inc.; Secretary of
                                                               certain funds in the Fund Complex. Previously, Legal Counsel for Henderson Global Investors (NA) (2001-2004), Associate
                                                               of Gardner, Carton & Douglas (1997-2001).

Jim Howley                    Assistant Treasurer              Vice President, Fund Administration of Claymore Securities,
Age: 33                                                        Inc. (2004-present). Previously, Manager, Mutual Fund
                                                               Administration of Van Kampen Investments, Inc.

Vincent R. Giordano           Vice President                   Senior Managing Director of Claymore Advisors, LLC.
Age: 60                                                        Previously, Senior Vice President and Portfolio Manager of
                                                               Merrill Lynch Asset Management, Inc. (1985-2001).

George Gregorio               Vice President                   Managing Director of Claymore Advisors, LLC. Previously,
Age: 57                                                        Sell Side Analyst for JB Hanauer & Co.

Anne S. Kochevar              Vice President                   Managing Director, Compliance of Claymore Advisors, LLC and
Age: 42                                                        Claymore Securities, Inc. (2002-present). Previously,
                                                               Advertising Principal, Allstate Financial Services, LLC
                                                               (2001-2002). Compliance Coordinator for Nuveen Investments
                                                               (2000-2001) and Vice President and Director of Compliance
                                                               of Van Kampen Management, Inc. (1992-2000), Van Kampen
                                                               Investments (1992-2000), Van Kampen Advisors Corp.
                                                               (1999-2000), Van Kampen Funds, Inc. (1999-2000), Van Kampen
                                                               Asset Management (1999-2000), and Van Kampen Advisors Inc.
                                                               (1999-2000).

Robert W. Roffo               Vice President                   Managing Director of Claymore Advisors, LLC. Previously,
Age: 39                                                        Director and Vice President of Merrill Lynch Investment
                                                               Managers.

Richard C. Sarhaddi           Assistant Secretary              Assistant Vice President of Claymore Advisors, LLC and
Age: 31                                                        Claymore Securities, Inc.; Assistant Secretary of certain
                                                               funds in the Fund Complex. Previously, Editor, CCH
                                                               Incorporated.

     -    DOES THE BOARD HAVE ANY COMMITTEES?

          Yes. The Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

          AUDIT COMMITTEE

          The Board has an Audit Committee, composed of Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting a firm of independent accountants for the Fund and reviewing accounting matters with the accountants.

          The Audit Committee presents the following report:

          The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by Indendence Standards Board Standard No. 1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal year.

          The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on April 14, 2005 and is attached hereto as Appendix A.

          NOMINATING COMMITTEE

          The Board has a Nominating and Governance Committee, which performs the functions set forth in the Fund's Nominating and Governance Committee Charter. The Nominating and Governance Committee is composed of Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr, all of whom are Independent Trustees.

          As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Nominating and Governance Committee Charter.

          The shareholder recommendation must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

          The Nominating and Governance Committee Charter of the Fund is attached hereto as Appendix B.

     - DOES THE FUND HAVE A POLICY WITH RESPECT TO THE ATTENDANCE OF TRUSTEES AT THE ANNUAL MEETING?

          It is the Fund's policy to encourage Trustees to attend annual meetings.

     -    HOW CAN THE FUND'S SHAREHOLDERS SEND COMMUNICATIONS TO THE TRUSTEES?

          Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

     -    HOW LARGE A STAKE DO THE TRUSTEES HAVE IN THE FUND?

          As of June 17, 2005, each Trustees and Trustee nominee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

                                              DOLLAR RANGE OF EQUITY        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
          NAME OF TRUSTEE                     SECURITIES IN THE FUND         OVERSEEN BY TRUSTEES IN THE FUND COMPLEX
          ---------------                  ----------------------------    ---------------------------------------------
          INDEPENDENT TRUSTEES:
          Randall C. Barnes                              0                                 over $100,000
          Steven D. Cosler                               0                                       0
          Robert M. Hamje                       $50,001 - $100,000                      $50,001 - $100,000
          L. Kent Moore                            over $100,000                           over $100,000
          Ronald A. Nyberg                         $1 - $10,000                         $50,001 - $100,000
          Ronald E. Toupin, Jr.                          0                                       0

          INTERESTED TRUSTEES:
          Matthew Appelstein                             0                                       0
          Nicholas Dalmaso                               0                                       0

          As of June 17, 2005, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

     -    HOW OFTEN DO THE TRUSTEES MEET?

          Six meetings of the Board were held during the Fund's initial fiscal period ended December 31, 2004. One meeting of the Audit Committee of the Fund was held during the Fund's initial fiscal period ended December 31, 2004. One meeting of the Nominating and Governance Committee of the Fund was held during the Fund's initial fiscal period ended December 31, 2004. Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's initial fiscal period ended December 31, 2004.

     -    WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

          The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Investment Adviser, Investment Manager or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board, if any. The following table provides information regarding the compensation of the Fund's Trustees. This table assumes that the Fund had a full fiscal year of operations:

                                              ESTIMATED COMPENSATION            ESTIMATED TOTAL COMPENSATION
          NAME OF BOARD MEMBER(1)                FROM THE FUND(2)                 FROM THE FUND COMPLEX(2)
          -----------------------           --------------------------        --------------------------------
          Randall C. Barnes                               None                           $   63,000
          Steven D. Cosler                                None                                 None
          Robert M. Hamje                            $  21,000                           $   21,000
          L. Kent Moore                              $  21,000                           $   21,000
          Ronald A. Nyberg                           $  22,500                           $  214,500
          Ronald E. Toupin, Jr.                      $  22,500                           $  173,500

----------
          (1) Trustees not eligible for compensation are not included in the above table.

          (2)  Assumes the Fund had a full fiscal year of operations.

     THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

     The cost of soliciting proxies will be borne by the Fund. In addition, certain officers, directors and employees of the Fund and the Investment Adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.

     Information regarding how to vote via telephone or internet is included on the enclosed proxy card.

     The affirmative vote of a majority of the shares present at the Annual Meeting at which a quorum (i.e., a majority of the shares entitled to vote on the Proposal) is present is necessary to approve the Proposal.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present at the Annual Meeting for quorum purposes. However, abstentions and broker non-votes will have no effect on the outcome of the vote on the Proposal.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

     The Board has fixed the close of business on June 17, 2005 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on by the Fund for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

INVESTMENT ADVISER AND INVESTMENT MANAGER

     Claymore Advisors, LLC, a wholly owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser and is responsible for making investment decisions with respect to the investment of the portion of the Fund's assets allocated for investment in municipal securities. As of July 21, 2005, Claymore managed approximately $4.2 billion in total assets. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

     Thompson, Siegel & Walmsley, Inc. acts as the Fund's investment manager and is responsible for making investment decisions with respect to the investment of the portion of the Fund's assets allocated for investment in equity securities and other income-producing securities. As of June 30, 2005, TS&W managed approximately $5.8 billion in total assets. TS&W is wholly owned by Old Mutual
(US) Holdings Inc., a wholly owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2004, 2005, Old Mutual plc and its affiliates had approximately $270 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management. TS&W is located at PO Box 6883, 5000 Monument Avenue, Richmond, Virginia 23230.

INDEPENDENT AUDITOR

     Ernst & Young LLP ("E&Y") has been selected as the independent auditor by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's initial fiscal period ended in 2004 and fiscal year ending in 2005. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

     Representatives of E&Y will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

ADMINISTRATOR

     The Bank of New York, located at 101 Barclay Street, New York, New York 10286, serves as the Fund's administrator.

AUDIT FEES

     The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's initial fiscal period ended December 31, 2004 were $32,500.

AUDIT-RELATED FEES

     The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for the Fund's initial fiscal period ended December 31, 2004 for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements were $10,200 (such fees relate to services rendered, and out of pocket expenses incurred, in connection with Fund registration statements, comfort letters and consents). E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such period.

TAX FEES

     The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for the Fund's initial fiscal period ended December 31, 2004 for professional services rendered for tax compliance, tax advice, and tax planning were $2,000 (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns). E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such period.

ALL OTHER FEES

     Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's initial fiscal period ended December 31, 2004.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed by E&Y for the Fund's initial fiscal period ended December 31, 2004 for services rendered to the Fund were $0.

     In addition, the aggregate non-audit fees billed by E&Y for the Fund's initial fiscal period ended December 31, 2004 for services rendered to the Investment Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund were $0.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     As noted above, on April 14, 2005, the Audit Committee and the Board adopted a revised Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. The revised Audit Committee Charter appears in Appendix A hereto. The Audit Committee of the Fund has approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Investment Adviser, or any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that are related to the operations of the Fund.

PRINCIPAL SHAREHOLDERS

     As of June 17, 2005, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     The Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to any shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, 866-882-0688.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund's initial fiscal period ended December 31, 2004, all filings applicable to such persons were completed and filed in a timely manner, except as follows:
Form 3 submissions, disclosing that certain persons became reporting persons of the Fund during the fiscal period ended December 31, 2004, inadvertently were not filed in a timely manner; one Form 4 submission, disclosing a change in share ownership by Robert M. Hamje relating to a transaction in Common Shares, was inadvertently filed late; and three Form 4 submissions, disclosing changes in share ownership by L. Kent Moore relating to transactions in Common Shares, were inadvertently filed late.

PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about the shareholders to employees of the Investment Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2006 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Fund at the Fund's principal executive offices by March 27, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than June 12, 2006.

OTHER MATTERS

     The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                          Very truly yours,

                                          /s/ Heidemarie Gregoriev

                                          HEIDEMARIE GREGORIEV
                                          SECRETARY OF THE FUND

     July 25, 2005

                                                                      APPENDIX A

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND
                             AUDIT COMMITTEE CHARTER
                             APPROVED APRIL 14, 2005

I.     PURPOSE

     The Audit Committee is a committee of the Board of the Fund. Its primary function is to assist the Board(1) in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements;(2) (3) the independent auditors' qualifications and independence; and (4) the performance of the Fund's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the Adviser's internal audit department, Fund management, and the Board.(3)

          - Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

          - The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Fund's accounting, reporting and internal control practices.

     The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.(4)

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.    COMPOSITION

     The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

          - he or she is not an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940; and

          - he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

          Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and

----------
(1) Any references to "directors" or "board members" shall be deemed to mean "trustees."

(2) The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee's function is limited to the activities set out in Section IV.

(3) The New York Stock Exchange's Corporate Governance Standards require the Audit Committee's charter to address, as one of the Committee's purposes, that it assist Board oversight of "the performance of the company's internal audit function." Since the Fund has no internal audit function, this has not been included as one of the purposes of the Committee.

(4) As the Fund is a listed closed-end investment company, the Audit Committee also has as a purpose the preparation of an audit committee report to be included in the annual proxy statement. This report is described in footnote 11.

determine whether any of its members qualify as an "audit committee financial expert"(5) as defined in Form N-CSR.(6) The Audit Committee will submit such determination to the Board for its final determination.

     The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

     No member of the Audit Committee shall serve on the audit committee of three or more public companies (or three or more investment company complexes) in addition to his or her service on the Audit Committee of the Fund (excluding service on the audit committees of other funds in the fund complex), unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.

III.   MEETINGS

     The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

     As part of its job to foster open communication, the Audit Committee shall meet annually with senior Fund management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.    RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     A.   CHARTER

            Review this Charter, annually, and recommend changes, if any, to the Board.

     B.   INTERNAL CONTROLS

       1. Review, annually, with Fund management and the independent auditors:

            (a) the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting; and

            (b) their separate evaluation of the adequacy and effectiveness of the Fund's system of internal controls, including those of the Fund's service providers.

       2.   Review, with Fund management and the independent auditors:

            (a) the Fund's plan related to the Fund's systems for accounting, reporting and internal controls;

            (b) the responsibilities, resources and staffing with respect to the activities in IV.B.2.(a) above; and

            (c) any significant audit findings or recommendations related to the Fund's systems for accounting, reporting and internal controls and Fund management's response.

----------
(5) An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

(6) At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

       3. Establish procedures for the receipt, retention and treatment of complaints received by the Fund and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and directors of the Fund or employees of the Adviser, underwriter and any provider of accounting-related services to the Fund of concerns regarding questionable accounting or auditing matters.

       4. Review, annually, with Fund management and the independent auditors, policies for valuation of Fund portfolio securities, and the frequency and magnitude of pricing errors.

     C.   INDEPENDENT AUDITORS

       1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

       2. Pre-approve any engagement of the independent auditors to provide any services to the Fund, including the fees and other compensation to be paid to the independent auditors.
            Notwithstanding the above, the independent auditors shall not perform any of the following non-audit services for the Fund ("prohibited non-audit services"):

            (a) bookkeeping or other services related to the accounting records or financial statements of the Fund;

            (b)  financial information systems design and implementation;

            (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

            (d)  actuarial services;

            (e)  internal audit outsourcing services;

            (f)  management functions or human resources;

            (g) broker or dealer, investment adviser, or investment banking services;

            (h)  legal services and expert services unrelated to the audit;
                 and

            (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

       3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"(7) of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

            - The Chairman of the Audit Committee (or, in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

            -    Pre-approval of non-audit services for the Fund pursuant to
                 Section IV.C. 2 above is not required, if:

                 (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; and

                 (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

                 (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

----------
(7) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

            - Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the
                 Fund) pursuant to Section IV.C.3 above is not required, if:

                 (i) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

                 (ii) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

                 (iii) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

       4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

            (a) the independent auditors' internal quality-control procedures;

            (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

            (c) all relationships between the independent auditors and the Fund, so as to assess the auditors' independence, including identification of all relationships the independent auditors have with the Fund and all significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

            In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Fund management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

       5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

       6. On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

       7. Review the management letter prepared by the independent auditors and Fund management's response.

     D.   FINANCIAL REPORTING PROCESSES

       1. Review with Fund management and the independent auditors, the Fund's audited financial statements and recommend to the Board, if appropriate, that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

       2. Review with Fund management and the independent auditors the Fund's semi-annual financial statements.

       3. Review the Fund's policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

       4. Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statements on Auditing Standards No. 61, including:

            - the independent auditors' judgments about the quality, and not just the acceptability, of the Fund's accounting principles as applied in its financial reporting;

            - the process used by Fund management in formulating estimates and the independent auditors' conclusions regarding the reasonableness of those estimates;

            - all significant adjustments arising from the audit, whether or not recorded by the Fund;

            - when the independent auditors are aware that Fund management has consulted with other accountants about significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

            - any disagreements with Fund management regarding accounting or reporting matters;

            - any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors' activities or on access to requested information; and

            - significant deficiencies in the design or operation of internal controls.

       5. The independent auditors shall report, within 90 days prior to the filing of the Fund's annual financial statements with the SEC, to the Audit Committee:

            (a)  all critical accounting policies and practices to be used;

            (b) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

            (c) other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

            (d) all non-audit services provided to an entity in the "investment company complex"(8) as defined in paragraph
                 (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

       6. Review, annually, with Fund management and the independent auditors, the Fund's "disclosure controls and procedures"(9) and the Fund's "internal control over financial reporting"(10) as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

----------
(8) "Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity:
     (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

(9) "Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(10) "Internal control over financial reporting" is a process designed by, or under the supervision of, the Fund's principal executive and principal financial officers, or persons performing similar functions, and effected by

                                                                (continued...)

       7. Review with Fund management and the independent auditors a report by Fund management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Fund management's most recent evaluation of the Fund's "disclosure controls and procedures" and "internal control over financial reporting."

     E.   PROCESS IMPROVEMENTS

            Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

     F.   LEGAL AND COMPLIANCE

       1. Review any legal or regulatory matters that arise that could have a material impact on the Fund's financial statements.

       2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Fund management has taken to monitor and control such risk exposures.

       3. Establish clear hiring policies for the Fund with respect to employees or former employees of the independent auditors.

     G.   OTHER RESPONSIBILITIES

       1.   Review, annually, the performance of the Audit Committee.

       2. Prepare a report of the Audit Committee as required to be included in the annual proxy statement.(11)

       3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Fund, if, in the Committee's judgment, that is appropriate.

       4. Perform any other activities consistent with this Charter, the Fund's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

       5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.     FUNDING

     The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Fund; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

----------
(...continued)
     the Fund's Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

     1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Fund;

     2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Fund are being made only in accordance with authorization of management and directors of the Fund; and

     3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Fund's assets that could have a material effect on the financial statements.

(11) Item 306 of Regulation S-K requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence, and
     (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

                                                                     APPENDIX B

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSES AND ORGANIZATION

     The purpose of the Governance and Nominating Committee of the Board of Trustees (the "Board") of the TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(1) The Committee shall have the following duties and powers:

     1. To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

     2. To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

     3. To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

QUALIFICATIONS FOR TRUSTEE NOMINEES

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Fund's to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

----------
(1) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                            (As of September, 2004 )

     A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the Address of the principal executive offices of the Fund.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

     3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, it not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

     PROXY TABULATOR
      P.O. BOX 9132
  HINGHAM, MA 02043-9132


                       SOLICITED BY THE BOARD OF TRUSTEES
                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 17, 2005


COMMON

The annual meeting of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Wednesday, August 17, 2005, at 11:30 A.M. CDT. The undersigned hereby appoints Heidemarie Gregoriev and Richard C. Sarhaddi as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                 PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                     PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Date __________________, 2005


                              Signature                        (SIGN IN THE BOX)

                              For joint registrations, both parties should sign.


                                                                     ctsw-jh-cmn

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   /X/
PLEASE DO NOT USE FINE POINT PENS.


1.   Election of Trustees:                                                         FOR ALL       WITHHOLD
                                                                                   nominees     AUTHORITY
     Class I Nominees:                                                            except as      to vote
                                                                                 marked to the   for all
     (01) Randall C. Barnes, (03) Robert M. Hamje                                 contrary at   nominees.
                                                                                    left.
     Class III Nominees:                                                                           / /
                                                                                     / /
     (04) Matthew Appelstein, (05) Steven D. Cosler

  INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE NUMBER OF THE NOMINEE(S) ON THE LINE BELOW.


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                     ctsw-jh-cmn

      PROXY TABULATOR
       P.O. BOX 9132
   HINGHAM, MA 02043-9132


                       SOLICITED BY THE BOARD OF TRUSTEES
                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 17, 2005

PREFERRED

The annual meeting of TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Wednesday, August 17, 2005, at 11:30 A.M. CDT. The undersigned hereby appoints Heidemarie Gregoriev and Richard C. Sarhaddi as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                 PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                      PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Date __________________, 2005


                              Signature                       (SIGN IN THE BOX)

                              For joint registrations, both parties should sign.


                                                                     ctsw-jh-aps

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.

1. Election of Trustees:                                                          FOR ALL
                                                                                nominees       WITHHOLD
   Class I Nominees:                                                            except as      AUTHORITY
                                                                                marked to the   to vote
   (01) Randall C. Barnes, (02) Nicholas Dalmaso, (03) Robert M. Hamje          contrary at     for all
                                                                                left.          nominees.
   Class III Nominees:
                                                                                    / /           / /
   (04) Matthew Appelstein, (05) Steven D. Cosler

 INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE NUMBER OF THE NOMINEE(S) ON THE LINE BELOW.


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                     ctsw-jh-aps